BancAnalysts Association of Boston Conference November 5, 2015 Kathy Rogers Vice Chairman and CFO Exhibit 99.1

Forward-looking Statements
and Additional Information
The following information appears in accordance with the Private Securities Litigation Reform Act of 1995:
This presentation contains forward-looking statements about U.S. Bancorp.  Statements that are not historical or current facts, including statements about beliefs and expectations, are forward-looking statements and are based on the information available to, and assumptions and estimates made by, management as of the date made.  These forward-looking statements cover, among other things, anticipated future revenue and expenses and the future plans and prospects of U.S. Bancorp.  Forward-looking statements involve inherent risks and uncertainties, and important factors could cause actual results to differ materially from those anticipated.  A reversal or slowing of the current economic recovery or another severe contraction could adversely affect U.S. Bancorp’s revenues and the values of its assets and liabilities.  Global financial markets could experience a recurrence of significant turbulence, which could reduce the availability of funding to certain financial institutions and lead to a tightening of credit, a reduction of business activity, and increased market volatility.  Stress in the commercial real estate markets, as well as a downturn in the residential real estate markets, could cause credit losses and deterioration in asset values.  In addition, U.S. Bancorp’s business and financial performance is likely to be negatively impacted by recently enacted and future legislation and regulation.  U.S. Bancorp’s results could also be adversely affected by deterioration in general business and economic conditions; changes in interest rates; deterioration in the credit quality of its loan portfolios or in the value of the collateral securing those loans; deterioration in the value of securities held in its investment securities portfolio; legal and regulatory developments; litigation; increased competition from both banks and non-banks; changes in customer behavior and preferences; breaches in data security; effects of mergers and acquisitions and related integration; effects of critical accounting policies and judgments; and management’s ability to effectively manage credit risk, residual value risk, market risk, operational risk, compliance risk, strategic risk, interest rate risk, liquidity risk and reputational risk.

For discussion of these and other risks that may cause actual results to differ from expectations, refer to U.S. Bancorp’s Annual Report on Form 10-K for the year ended December 31, 2014, on file with the Securities and Exchange Commission, including the sections entitled “Risk Factors” and “Corporate Risk Profile” contained in Exhibit 13, and all subsequent filings with the Securities and Exchange
Commission under Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934. Forward-looking statements speak only as of the date they are made, and U.S. Bancorp undertakes no obligation to update them in light of new information or future events.
This presentation includes non-GAAP financial measures to describe U.S. Bancorp’s performance.  The calculations of these measures are provided within or in the appendix of the presentation.  These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

U.S. BANCORP  |

Agenda • Company Overview • Financial Management • Capital Management • Growth Strategies • Interest Rates • 4Q Update • Long-term Goals 3 U.S. BANCORP |

U.S. Bancorp 3Q15 Dimensions
Market value as of 10/30/15
NYSE Traded
USB
Founded
1863
Market Value
$74B
Branches
3,151
ATMs
5,001
Customers
18.5M
Assets
$416B
Deposits
$295B
Loans
$255B

U.S. BANCORP  |

Industry Position
Source: company reports, SNL and FactSet
Assets and deposits as of 9/30/15, market value as of 10/30/15
Assets
Market Value
Deposits
U.S.
U.S.
U.S.
Rank
Company
$ Billions
Rank
Company
$ Billions
Rank
Company
$ Billions
1
J.P. Morgan
2,417

1
J.P. Morgan
1,273
1
Wells Fargo
279
2
Bank of America
2,153
2
Wells Fargo
1,202
2
J.P. Morgan
239
3
Citigroup
1,808
3
Bank of America
1,162
3
Bank of America
175
4
Wells Fargo
1,751
4
Citigroup
904
4
Citigroup
158
5
U.S. Bancorp
416
5
U.S. Bancorp
295
5
U.S. Bancorp
74
6
PNC
362
6
PNC
245
6
PNC
47
7
BB&T
209
7
BB&T
148
7
BB&T
29
8
SunTrust
187
8
SunTrust
146
8
SunTrust
21
9
Fifth Third
142
9
Fifth Third
101
9
Fifth Third
15
10
Regions
125
10
Regions
97
10
Regions
12

U.S. BANCORP  |

Peer Banks
Peer Bank Ticker Symbols
BAC
Bank of America
PNC
PNC
BBT
BB&T
RF
Regions
FITB
Fifth Third
STI
SunTrust
JPM
J.P. Morgan
USB
U.S. Bancorp
KEY
KeyCorp
WFC
Wells Fargo
Bank of America
SunTrust
Wells Fargo
KeyCorp
BBT
Fifth Third
Regions
PNC
J.P. Morgan
U.S. Bancorp

U.S. BANCORP  |

Industry Leading Returns 3Q15
Source: SNL and company reports; Peer banks: BAC, BBT, FITB, JPM, KEY, PNC, RF, STI and WFC
Efficiency ratio computed as noninterest expense divided by the sum of net interest income on a taxable-equivalent basis and noninterest income excluding net securities gains (losses)
Return on Average Assets
1.44%
1.32%
1.17%
1.13%
1.11%
1.07%
1.03%
0.92%
0.83%
0.82%
USB
Peer 1
Peer 2
Peer 3
Peer 4
Peer 5
Peer 6
Peer 7
Peer 8
Peer 9
14.1%
12.7%
11.5%
10.0%
9.6%
9.3%
8.2%
8.1%
7.0%
6.0%
USB
Peer 1
Peer 2
Peer 3
Peer 4
Peer 5
Peer 6
Peer 7
Peer 8
Peer 9
53.9%
56.4%
58.2%
61.3%
61.6%
64.0%
66.5%
66.7%
67.3%
67.8%
USB
Peer 1
Peer 2
Peer 3
Peer 4
Peer 5
Peer 6
Peer 7
Peer 8
Peer 9
Return on Average Common Equity
Efficiency Ratio

U.S. BANCORP  |

Agenda • Company Overview • Financial Management • Capital Management • Growth Strategies • Interest Rates • 4Q Update • Long-term Goals 8 U.S. BANCORP |

Revenue Diversification
Revenue Mix
By Business Line
Consumer and
Small Business
Banking
42%
Payment Services
30%
Wealth Mgmt and
Securities Services
11%
Wholesale
Banking and
Commercial
Real Estate
17%
Fee Income / Total Revenue
2015 YTD, taxable-equivalent basis
Business line revenue percentages exclude Treasury and Corporate Support (see slide 38)
46%
45%
45%
45%
35%
40%
45%
50%
55%
2012
2013
2014
3Q15 YTD
55%
45%

U.S. BANCORP  |

Best in Class Debt Rating
Debt ratings: holding company as of 10/30/15
USB is highest rated peer bank across all rating agencies
•
Funding advantage
•
Competitive advantages
–
Pricing
–
Flight-to-quality
–
Sales Force
Confidence
Holding
Company
Rating
Outlook
Rating
Outlook
Rating
Outlook
Rating
Outlook
USB
A1
s
A+
s
AA
s
AA
s
WFC
A2
s
A+
on
AA-
s
AA
s
BBT
A2
s
A-
s
A+
s
A (high)
s
JPM
A3
s
A
on
A+
s
A (high)
s
PNC
A3
s
A-
s
A+
s
A (high)
s
BAC
Baa1
s
A-
on
A
s
A (low)
s
FITB
Baa1
s
BBB+
s
A
s
A (low)
s
STI
Baa1
s
BBB+
s
A-
s
A (low)
s
KEY
Baa1
s
BBB+
s
A-
s
BBB (high)
s
RF
Baa3
s
BBB
s
BBB
s
BBB
s
Moody's
S&P
Fitch
DBRS

U.S. BANCORP  |

Credit Quality
$ in millions
Net Charge-offs
Nonperforming Assets
$336
$308
$279
$296
$292
0.55%
0.50%
0.46%
0.48%
0.46%
0.00%
0.75%
1.50%
2.25%
3.00%
0
130
260
390
520
3Q14
4Q14
1Q15
2Q15
3Q15
$1,923
$1,808
$1,696
$1,577
$1,567
0.78%
0.73%
0.69%
0.63%
0.61%
0.00%
0.75%
1.50%
2.25%
3.00%
0
700
1,400
2,100
2,800
3Q14
4Q14
1Q15
2Q15
3Q15
Net Charge-offs (Left Scale)
NCOs to Avg Loans (Right Scale)
Nonperforming Assets (Left Scale)
NPAs to Loans plus ORE (Right Scale)

U.S. BANCORP  |

Efficiency
53.9%
56.4%
58.2%
61.3%
61.6%
64.0%
66.5%
66.7%
67.3%
67.8%
USB
Peer 1
Peer 2
Peer 3
Peer 4
Peer 5
Peer 6
Peer 7
Peer 8
Peer 9
•
Single processing platforms
•
Full consolidation of acquisitions
•
Operating scale in all significant
businesses
•
Business line monthly review
process
Source: SNL and company reports; Peer banks: BAC, BBT, FITB, JPM, KEY, PNC, RF, STI and WFC
Efficiency ratio computed as noninterest expense divided by the sum of net interest income on a taxable-equivalent basis and noninterest income excluding net securities gains (losses)
3Q15 Efficiency Ratio
Sources of
Competitive Advantage

U.S. BANCORP  |

Efficiency Effort Goals • Return to positive operating leverage • Reinvest savings into growth initiatives as economy strengthens 13 U.S. BANCORP |

Prior 5 Quarters
Average Balances
Linked Quarter Growth
1.1%
1.0%
0.8%
0.7%       1.3%   *Core
Prior 5 Years
Average Balances
Year-Over-Year Growth
Loan Growth
$ in billions
* 3Q14 excludes Charter One acquisition, 1Q15 excludes the reclassification of certain municipal loans to securities, 2Q15 and 3Q15 exclude student loans which were transferred to held for sale at the end of 1Q15 and returned to held for investment during 3Q15
$193.0
$201.4
$215.4
$227.5
$241.7
100
140
180
220
260
2010
2011
2012
2013
2014
$243.9
$246.4
$248.0
$246.6
$250.5
200
215
230
245
260
3Q14
4Q14
1Q15
2Q15
3Q15
3.9%
4.4%
6.9%
5.6%
6.3%
1.4%
1.0%
0.6%
(0.6%)
1.6%

U.S. BANCORP  |

Prior 5 Quarters
Average Balances
Year-Over-Year Growth
5.5%
5.5%
6.4%
7.4%
6.9%  *Core
Prior 5 Years
Average Balances
Year-Over-Year Growth
Deposit Growth
$ in billions
* Adjusted for Charter One acquisition
$184.7
$213.2
$235.7
$250.5
$266.6
140
180
220
260
300
2010
2011
2012
2013
2014
$271.0
$275.5
$278.5
$285.7
$289.7
200
230
260
290
320
3Q14
4Q14
1Q15
2Q15
3Q15
10.1%
15.4%
10.6%
6.3%
6.5%
7.4%
7.2%
8.1%
8.9%
6.9%

U.S. BANCORP  |

Prior 5 Quarters
Year-Over-Year Change
2.0%
3.2%
1.9%
1.4%
1.6%  *Core
Prior 5 Years
Year-Over-Year Change
Revenue Growth
$18,148
$19,108
$20,288
$19,602
$20,161
10,000
13,000
16,000
19,000
22,000
2010
2011
2012
2013
2014
$4,990
$5,169
$4,906
$5,042
$5,147
3,500
4,000
4,500
5,000
5,500
3Q14
4Q14
1Q15
2Q15
3Q15
$ in million, taxable-equivalent basis
* Excluding notable items: 2Q14 Visa gain $214 million; 4Q14 Nuveen gain $124 million; and
3Q15 Visa gain $135 million and student loan market value adjustment ($58) million
2.0%
5.7%
1.9%
(2.8%)
3.1%
8.9%
5.3%
6.2%
(3.4%)
2.9%

U.S. BANCORP  |

Agenda • Company Overview • Financial Management • Capital Management • Growth Strategies • Interest Rates • 4Q Update • Long-term Goals 17 U.S. BANCORP |

Capital Management
Earnings
Distribution
Target
•
Annual dividend increased from
$0.98 to $1.02 per share in 2Q15,
a 4.1% increase
•
Five-quarter authorization to
repurchase up to $3.0 billion of
outstanding stock effective
April 1, 2015
•
CET1* at 9.2% in 3Q15, above
target of 8.0%
Capital Actions
Reinvest and
Acquisitions
Dividends
Share
Repurchases
20 -
40%
30 -
40%
30 -
40%
Payout Ratio
80%
70%
76%
71%
72%
* Common equity tier 1 capital to risk-weighted assets estimated for the Basel III fully implemented standardized approach
29%
31%
32%
32%
32%
42%
41%
38%
44%
48%
0%
25%
50%
75%
100%
2013
2014
1Q15
2Q15
3Q15
Dividends
Share Repurchases

U.S. BANCORP  |

Agenda • Company Overview • Financial Management • Capital Management • Growth Strategies • Interest Rates • 4Q Update • Long-term Goals 19 U.S. BANCORP |

Business Mix
Payment Services
•
Retail Payment Solutions
•
Corporate Payment Systems
•
Global Merchant Acquiring
Wealth Management
and Securities Services
•
Wealth Management
•
Asset Management
•
Corporate Trust Services
•
Fund Services
•
Institutional Trust & Custody
Consumer and Small
Business Banking
•
Branch Banking
•
Small Business Banking
•
Consumer
Lending
•
Mortgage Banking
•
Omnichannel
Wholesale Banking and
Commercial Real Estate
•
Corporate Banking
•
Commercial Banking
•
Commercial Real Estate
Revenue Mix
By Business Line
Consumer and
Small Business
Banking
Payment Services
Wealth Mgmt and
Securities Services
Wholesale
Banking and
Commercial
Real Estate

U.S. BANCORP  |

Payment Services
Business Line Summary
•
Provides a full suite of payment processing services
to consumers, small businesses, corporations and
merchants
–
a
unique
position
versus
other
banks
•
Expanding internationally in merchant acquiring through
continued investment in partnerships and our international
merchant payment platform
•
Leading player in payments innovation and emerging
technologies including enhanced security and
authentication
Business Line Scale
Ranking
Annual Volume
•
#5 U.S. credit card issuer
$64 billion
•
#5 U.S. debit card issuer
$58 billion
•
#3 U.S. corporate card issuer
$54 billion
•
#5 U.S. merchant acquirer /
$375 billion
#4 European merchant acquirer
Retail Payment
Solutions
60%
Global
Merchant
Acquiring
30%
Corporate
Payment
Systems
10%
Revenue Contribution
to USB
Payment Services
Revenue Mix
30%
Source: The Nilson Report (Visa and MasterCard issuers)
Revenue contribution and mix 3Q15 YTD; Revenue contribution percentages exclude Treasury and Corporate Support (see slide 38)
Consumer and Small
Business Banking
Wealth Mgmt and
Securities Services
Wholesale Banking and
Commercial Real Estate
Payment Services

U.S. BANCORP  |

Wealth Management and Securities Services
Business Line Summary
•
Delivers a full array of wealth management services
through differentiated service delivery models to address
the needs of a broad range of clients
•
Leading provider of corporate trust services in the
U.S. with a growing international presence
•
Continued opportunity to expand all businesses through
new products and services, building deeper relationships
and strategic acquisitions
Business Line Scale
•
$126 billion in assets under management and $5.1 trillion
in assets under administration
•
#1 U.S. corporate trustee
•
#1 U.S. municipal trustee
•
#1 U.S. structured trustee
•
#3 Third party mutual fund servicer
Wealth
Management
40%
Fund
Services
20%
Corporate
Trust
30%
Revenue Contribution
to USB
Wealth Mgmt and
Securities Services
Revenue Mix
Source: Securities Data Corp (corporate trust) based on number of issues, Investment Company Institute (fund services)
Revenue contribution and mix 3Q15 YTD; Revenue contribution percentages exclude Treasury and Corporate Support (see slide 38)
US Bank
Asset Mgmt
1%
Institutional
Trust & Custody
9%
Consumer and Small
Business Banking
Wealth Mgmt and
Securities Services
Wholesale Banking and
Commercial Real Estate
Payment Services
11%

U.S. BANCORP  |

Wholesale Banking and Commercial Real Estate
Business Line Summary
•
Provides products and services to 90% of the Fortune
500 and 87% of the Fortune 1,000
•
Expanded loan capital markets and derivatives,
enhanced foreign exchange capabilities, added high-
grade fixed income and municipal bond capabilities
•
National Commercial Real Estate business is
relationship-based and serves strong national and
regional developers
Business Line Scale
•
$3.0 billion of revenue in 2014, $84 billion in loans and
$87 billion in deposits (3Q15 average balances)
•
A leading treasury management provider
•
A leading provider of banking services to federal, state and municipal governments
Corporate
Banking
63%
Commercial
Real Estate
20%
Commercial
Banking
17%
Wholesale Banking
and Commercial RE
Revenue Mix
Revenue contribution and mix 3Q15 YTD; Revenue contribution percentages exclude Treasury and Corporate Support (see slide 38)
Revenue Contribution
to USB
Consumer and Small
Business Banking
Wealth Mgmt and
Securities Services
Wholesale Banking and
Commercial Real Estate
Payment Services
17%

U.S. BANCORP  |

Consumer and Small Business Banking
Business Line Summary
•
Provides a full suite of banking products and services to
consumer and small business customers across 25-state
branch footprint
•
Differentiating U.S. Bank from competitors through
continued improvement in the customer experience,
investments in innovative products and deeper customer
relationships
•
Omnichannel strategy driving investments in industry-
leading digital channel capabilities and new state-of-
the-art branch formats
Business Line Scale
•
25 contiguous state distribution footprint;
#4 U.S. branch network;
#1 in-store and on-site branch network
•
#5 U.S. mortgage originator
•
#3 SBA lender
Mortgage
Banking
22%
Community
Banking
28%
Consumer and Small
Business Banking
Revenue Mix
42%
Metropolitan
Banking
30%
In-store and
On-site Banking
7%
Consumer
Lending
13%
Source: SNL and Inside Mortgage Finance
Revenue contribution and mix 3Q15 YTD; Revenue contribution percentages exclude Treasury and Corporate Support (see slide 38)
Revenue Contribution
to USB
Consumer and Small
Business Banking
Wealth Mgmt and
Securities Services
Wholesale Banking and
Commercial Real Estate
Payment Services

U.S. BANCORP  |

Omnichannel Strategy
All channels
comprise ‘Omnichannel’
Online
Mobile
ATM
Telephone
Branch
The customer
Omnichannel: How the customer interacts both seamlessly and
holistically across the bank
Strategic Pillars

U.S. BANCORP  |

Success in Digital
is Foundational for Omnichannel
Great progress has fueled great results with more to do…
Achievements:
1.
Money movement & payments
•
Live with real time P2P
•
Apple / Android pay
•
Mobile wizard for payments
2.
Application & fulfilment
•
Enables digital application
•
Online fulfilment
•
Optimization for touch devices
3.
Photo banking:
•
Mobile check deposit
•
Photo Bill pay
•
Imminent launch of ‘photo apply’

U.S. BANCORP  |

Agenda • Company Overview • Financial Management • Capital Management • Growth Strategies • Interest Rates • 4Q Update • Long-term Goals 27 U.S. BANCORP |

Net Interest Margin –
Where Are We Today?
Taxable-equivalent basis
Net Interest Income
•
The net interest margin was
stable in 3Q15 versus 2Q15
•
Two major headwinds are
behind us
Securities build for Liquidity
Coverage Ratio is complete
Checking Account Advance
product discontinued 2Q14
•
Expect the 4Q15 net interest
margin to be relatively stable
Key Points
$2,748
$2,799
$2,752
$2,770
$2,821
3.16%
3.14%
3.08%
3.03%
3.04%
2.0%
2.5%
3.0%
3.5%
4.0%
2,000
2,250
2,500
2,750
3,000
3Q14
4Q14
1Q15
2Q15
3Q15
Net Interest Income
Net Interest Margin

U.S. BANCORP  |

Net Interest Income Simulation –
as Rates Move
•
The Company uses net interest
income simulation analysis for
measuring and analyzing
consolidated interest rate risk,
running 28 interest rate risk
scenarios
•
Projections are largely dependent
on assumptions of noninterest-
bearing deposit runoff and non-
maturity deposit re-pricing
We are appropriately conservative
•
The Company is currently asset
sensitive
•
Well positioned for rising rates
Sensitivity of Net Interest Income
Key Points
1.30%
1.38%
1.66%
1.71%
1.72%
1.75%
2.19%
2.37%
2.39%
0.00%
1.00%
2.00%
3.00%
4.00%
3Q14
4Q14
1Q15
2Q15
3Q15
Up 50 bps Immediate
Up 200 bps Gradual
1.68%

U.S. BANCORP  |

Branch network
•
#4 U.S. branch
network with 25
contiguous state
distribution footprint
•
#1 in-store and
on-site branch
network
Source: SNL
Deposit Gathering Advantages:
Branch Distribution
3Q15 Branches
Metro traditional offices
Community traditional offices
In-Store and On-Site offices
3,151 U.S. Bank branch offices
5,001 U.S. Bank branded ATMs

U.S. BANCORP  |

Deposit Gathering Advantages:
Digital Distribution
•
3 million active mobile users and growing
•
Mobile is now the most frequently accessed
channel at U.S. Bank
U.S. Bank received the top score in
2015 in the Privacy and Security
category for its mobile app
“Coolest” Brand in Banking, 2015
U.S. Bank Innovation team named #2
for groups “shaping the  future of
banking”, 2015
U.S. Bank ties for top spot in Forrester
Research, Inc.'s 2014 U.S. Mobile
Banking Functionality Benchmark

U.S. BANCORP  |

Deposit Growth Success
•
Increased market share
#1 in 4 states
Top 3 in 11 states
Top 5 in 16 states
Top 3 in 89 MSAs
•
Corporate Trust expansion
through organic growth and
acquisition
Key Points
Source: SNL
Consumer and
Small Business Banking
47%
All Other
7%
Corporate
Trust
16%
Wholesale Banking and
Commercial Real Estate
30%
3Q15 Deposits By Business Line
Change
Average Balance ($B)
3Q10
3Q15
(Annualized)
    Noninterest-bearing
39.8
$
80.9
$
15.2%
    Total Savings
99.3
174.7
12.0%
Low Cost Deposits
139.1
$
255.6
$
13.0%
    Time
43.6
34.1
-4.8%
Total Deposits
182.7
$
289.7
$
9.7%

U.S. BANCORP  |

Agenda • Company Overview • Financial Management • Capital Management • Growth Strategies • Interest Rates • 4Q Update • Long-term Goals 33 U.S. BANCORP |

•
Loan Growth:
1-1.5% growth
•
Credit Quality:
Modest increase in NCOs
•
Net Interest Margin:
Relatively stable
•
Mortgage Fees:
Lower 5-15% due to seasonality
•
Noninterest Expense:
Expenses increasing vs. 3Q15
-
seasonality
4Q15 Linked Quarter Update
4Q15 expense vs. 3Q15:
•
Seasonal increase in tax credit amortization:
~$70 -
$75 million
•
Expected reduction in elevated 3Q15 expenses:
~$60 million
•
Early benefits from efficiency effort will mostly offset
other expected seasonal expense increases in 4Q:
Neutral

U.S. BANCORP  |

Agenda • Company Overview • Financial Management • Capital Management • Growth Strategies • Interest Rates • 4Q Update • Long-term Goals 35 U.S. BANCORP |

Long-term Goals
Long-term Goals
•
Optimal business line mix
•
Investments generating
positive returns
•
Profitability:
ROE 16-19%
ROA 1.60-1.90%
Efficiency Ratio low 50s
•
Capital distributions:
Earnings distribution 60-80%
Current Status
Four simple and stable business lines
Mortgage, wealth management, corporate
banking, international payments, branch
technology, internet and mobile channels,
and select acquisitions
2014 Profitability:
ROE 14.7%
ROA 1.54%
Efficiency Ratio 53.2%
2014 Capital distributions:
Distributed 72% of earnings
(dividends 31%, share repurchases 41%)

U.S. BANCORP  |

Appendix 37 U.S. BANCORP |

Non-GAAP Financial Measures
Line of Business Financial Performance
Taxable-equivalent basis
$ in millions
Revenue
Line of Business Financial Performance
3Q15 YTD
Wholesale Banking and Commercial Real Estate
2,187
$
Consumer and Small Business Banking
5,334
Wealth Management and Securities Services
1,370
Payment Services
3,911
Treasury and Corporate Support
2,293
Consolidated Company
15,095
Less Treasury and Corporate Support
2,293
Consolidated Company excluding Treasury and Corporate Support
12,802
$
Percent of Total
Wholesale Banking and Commercial Real Estate
14%
Consumer and Small Business Banking
36%
Wealth Management and Securities Services
9%
Payment Services
26%
Treasury and Corporate Support
15%
Total
100%
Percent of Total excluding Treasury and Corporate Support
Wholesale Banking and Commercial Real Estate
17%
Consumer and Small Business Banking
42%
Wealth Management and Securities Services
11%
Payment Services
30%
Total
100%

U.S. BANCORP  |

BancAnalysts Association of Boston Conference